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                                   EXHIBIT 23
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 11, 1996 included in this Form 10-K, into CB Financial Corporation's previously filed Registration Statement File No. 3354616 and Registration Statement File No. 33-54618.



Detroit, Michigan,                                         ARTHUR ANDERSEN LLP
March 22, 1996.